PRIME TIMBERLANDS | HIGH-DEMAND MILL MARKETS | SUPERIOR MANAGEMENT FIRST QUARTER 2020 INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Forward-looking statements in this presentation include, but are not limited to, that we will maximize our cash flows through actively managing our timberlands located in high-demand mill markets, that the strong productivity characteristics of our timberlands will enhance prospects for future revenue growth, that recent significant mill market expansion should lead to greater, near-term price appreciation; that we seek to maintain balance sheet flexibility for opportunistic investments and to manage revenue volatility with an aim to lower overall leverage in the near-term; the outlook for key market indicators; our outlook for the Pacific Northwest harvest mix and access to foreign markets; that we will unlock future value in the Triple T joint venture by optimizing the inventory and delivery on existing supply agreements, that we expect to meet our goal of delivering an attractive dividend fully covered by cash flow from operations and, if needed, cash on hand, and our updated guidance with respect to our anticipated 2020 results. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations, including, but not limited to: (i) we may not generate the harvest volumes from our timberlands that we currently anticipate; (ii) the demand for our timber may not increase at the rate we currently anticipate or at all due to changes in general economic and business conditions in the geographic regions where our timberlands are located, including as a result of the COVID-19 pandemic and the measures taken in response thereto; (iii) a downturn in the real estate market generally, including decreases in demand and valuations, may adversely impact our ability to generate income and cash flow from sales of higher-and-better use properties; (iv) timber prices could decline, which would negatively impact our revenues; (v) the supply of timberlands available for acquisition that meet our investment criteria may be less than we currently anticipate; (vi) we may be unsuccessful in winning bids for timberland that are sold through an auction process; (vii) we may not be able to make large dispositions of timberland in capital recycling transactions at prices that are attractive to us or at all; (viii) we may not be able to access external sources of capital at attractive rates or at all; (ix) potential increases in interest rates could have a negative impact on our business; (x) our share repurchase program may not be successful in improving stockholder value over the long-term; (xi) our joint venture strategy may not enable us to access non-dilutive capital and enhance our ability to make acquisitions; (xii) we may not be successful in effectively managing the Triple T joint venture and the anticipated benefits of the joint venture may not be realized, including that our asset management fee could be deferred or decreased, we may not earn an incentive-based promote and our investment in the joint venture could lose value; and (xiii) the factors described in Part I, Item 1A Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Part II, Item 1A Risk Factors of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and our other filings with Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update our forward-looking statements, except as required by law. 2

TABLE OF CONTENTS SECTION PAGE CatchMark Overview 4 Disciplined Acquisitions 12 High-Demand Mill Markets 20 Superior Management 25 Capital Strategy 31 Triple T Timberlands 37 Summary 39 Appendix 43 In this presentation (1) “CatchMark” refers to CatchMark Timber Trust, Inc., a Maryland corporation that has elected to be taxed as a real estate investment trust (NYSE: CTT), (2) “Triple T” refers to TexMark Timber Treasury, L.P., a Delaware limited partnership that is a joint venture managed by CatchMark and in which CatchMark holds a common limited partnership interest, (3) “Dawsonville Bluffs” refers to Dawsonville Bluffs, LLC, a Delaware limited liability company that is a joint venture managed by CatchMark and in which CatchMark holds a 50% limited liability company interest, and (4) “IPO” refers to CatchMark’s initial listed offering in December 2013. 3

CATCHMARK OVERVIEW 4

CatchMark (NYSE: CTT) seeks to deliver consistent and growing per share cash flow from disciplined acquisitions and superior management of prime timberlands located in high-demand U.S. mill markets.

ABOUT CATCHMARK 2 Acres Owned as of March 31, 2020 Total1 SIGNIFICANT GROWTH: IPO - 2019  Compound Annual Growth Rates U.S. South ‒ Revenues 22% Alabama 70,200 ‒ Adjusted EBITDA3 59% Florida 2,000 Georgia 253,200  Consistently paid fully-covered quarterly distributions North Carolina 100  Expanded investment management platform — recognized $11.9 million South Carolina 71,600 in asset management fee revenues in 2019 Tennessee 200  66% increase in fee timberland ownership, 285,000 acres acquired Texas 1,092,000  Diversified into the Pacific Northwest — acquired 18,100 acres, primarily 1,489,300 sawtimber, and integrated into operations Pacific Northwest Oregon 18,100  Annual harvest: 144% increase to 2.2 million tons Total 1,507,400  Increased acreage under control and management by 5x IMPROVED EARNINGS DIVERSITY – Adjusted EBITDA by Source3 25% 35% 50% 65% 25% 2014 2019 1. Includes timberlands held by Triple T in which CTT owns interests. 2. From IPO in December 2013 through December 31, 2019. 3. See definition of Adjusted EBITDA, a non-GAAP measure, reconciliation of net income (loss) to Adjusted EBITDA and Adjusted EBITDA by source in Appendix. 6 All data as of 12/31/2019 except as otherwise noted.

# STRATEGIES PRODUCE STABLE, VISIBLE, HIGH-QUALITY CASH FLOW

CatchMark acquires prime timberlands in high-demand mill markets and manages operations to generate highly-predictable and stable cash flow that comfortably covers its dividend and is designed to deliver consistent growth throughout the business cycle.


PRIME QUALITY TIMBERLANDS
HIGH-DEMAND MILL MARKETS
SUPERIOR MANAGEMENT
PREDICATABLE CASH FLOW GROWTH

| DISCIPLINED ACQUISITIONS OF PRIME TIMBERLANDS | HIGH-DEMAND MILL MARKETS | SUPERIOR MANAGEMENT |
|---|---|---|
| PRODUCES DURABLE REVENUE GROWTH | PROVIDES RELIABLE OUTLET FOR AVAILABLE MERCHANTABLE INVENTORY | MAXIMIZES CASH FLOWS THROUGHOUT THE BUSINESS CYCLE |

**DRIVES STABLE AND PREDICTABLE CASH FLOW**

7

# PRIME TIMBERLANDS, PREMIER MARKETS, SUPERIOR MANAGEMENT

CatchMark

## DISCIPLINED ACQUISITIONS OF PRIME TIMBERLANDS

### PRODUCES DURABLE REVENUE GROWTH

Since 2013 IPO, acquired high-quality assets with superior stocking and strong productivity characteristics:

- Increased merchantable inventory by 11.8 million tons.[1]
- Harvest productivity grew from 4.1 tons/acre in 2014 to 5.0 ton/acre in 2019.[1]
- Stocking improved from 38 tons/acre to 42 tons/acre in 2019.[1]
- Improved average site index for inventory from 68 to 75 and diversified age (older/more mature) classifications.[1]
- Achieved 22% compound annual growth in revenues.

## HIGH-DEMAND MILL MARKETS

### PROVIDES RELIABLE OUTLET FOR AVAILABLE MERCHANTABLE INVENTORY

- 95% of CatchMark's timberlands are located in the top five markets in the U.S. South.
- Consistently achieve premium pricing in CTT markets vs. non-CTT markets.
- Target markets feature favorable current and long-term supply/demand fundamentals.
- Relationships with industry leading customers/end users account for 68% of CatchMark's annual timber sales revenue, securing dependable outlets and pricing for harvests.

## SUPERIOR MANAGEMENT

### MAXIMIZES CASH FLOWS THROUGHOUT THE BUSINESS CYCLE

- Outperformed industry peers significantly on a Harvest EBITDA per acre basis (U.S. South, 2017-2019).
- Established a diversified customer base.
- Delivered wood sales to creditworthy counterparties–71% of total timber sales volume.
- Maintained long-term supply agreements with blue-chip mill operators, representing 25% of total harvest volume in 2019.
- Consistent disposition strategy that achieves attractive pricing/margins and focuses on non-core assets with lower productivity, average of 1%-2% of fee acreage annually.
- 100% committed to sustainability.

## 59% COMPOUND ANNUAL GROWTH IN ADJUSTED EBITDA SINCE IPO

As of 12/31/2019.

1. U.S. South timberlands only.

8

# 100% COMMITTED TO SUSTAINABILITY

CatchMark

CatchMark is committed to incorporating sustainable practices into operations, seeking to produce more profitable and beneficial results for all stakeholders. In addition, Environmental, Social and Governance (ESG) initiatives are integrated into all business and management practices.

## ENVIRONMENTAL



Our dedication to environmental stewardship is evidenced by our strong commitment to sustainable forestry. CatchMark's expansive environmental policies address:

- Forest certifications and best management practices
- Wildlife conservation
- Soil and water
- Chemical usage
- Fire management
- Climate change
- Contractor training and certification

## SOCIAL



CatchMark considers the impact of our corporate and timberland-level operations on the well-being of employees, contractors, suppliers and the communities in which we operate. We also focus on ensuring a safe and healthy workplace and doing business in accordance with UN Guiding Principles on Business and Human Rights.

Additionally, CatchMark seeks ways to give back to the local communities where we operate.

## GOVERNANCE



Corporate governance policies promote the long-term interests of stockholders based on accountability, integrity and trust.

- Programs and policies aimed at advancing ESG and engaging stakeholders
- Strict code of business and ethics
- Whistleblower policy
- Other expansive policies that address: Election of directors, risk oversight, political contributions, conflicts of interest

9

RESPONSIBLE ENVIRONMENTAL STEWARDSHIP Conscientious forest management serves investors by promoting a healthier environment and enhancing the potential market value of our timberland assets. 100% 8M+ ALL OUR FEE TIMBERLANDS ARE CERTIFIED WE PLANTED MORE THAN SUSTAINABLE BY THE SUSTAINABLE FOREST 8 MILLION TREES IN 2019 INITIATIVE®1 4:1 47M+ FOR EVERY TREE WE HARVEST, SINCE 2013, WE’VE PLANTED MORE THAN WE PLANT FOUR SEEDLINGS2 47 MILLION TREES * SFI Re-certification Audit (2019) 1. Excludes property subject to a contract for sale. 10 2. Excludes trees harvested in thinning operations.

# CATCHMARK HAS A LOW RISK CASH FLOW MODEL

CatchMark

CatchMark's simple strategy focuses entirely on investing in and managing timberlands and does not undertake volatile land development or manufacturing.

| | Timber Operations/Asset Management | Land Sales[1] (<2% of fee acres) | International/ Export Exposure | Commercial/ Residential Land Development | Manufacturing |
|---|---|---|---|---|---|
| CTT | ✓ | ✓ | None | None | None |
| WY | ✓ | ✓ | ✓ | ✓ | ✓ |
| PCH | ✓ | ✓ | None | ✓ | ✓ |
| RYN | ✓ | ✓ | ✓ | ✓ | None |
| RISK | LOWER | LOW | HIGH | | HIGHER |

1. Excludes large dispositions.

11

DISCIPLINED ACQUISITIONS 12

ONLY PRIME TIMBERLANDS CatchMark pursues investments in prime timberlands located in leading mill markets, which can produce durable revenue growth. Targeted Areas • Focus on highly-desirable wood basket and mill markets with tight supply/demand dynamics, domestic and international exposure. • Invest in timber with superior stocking characteristics to enhance annual harvest volume. • Seek assets with organic growth potential due to better soil and favorable growing environments. • Diversify holdings to reduce individual market volatility and customer concentration. • Increase returns through operating efficiencies from delivering increased volume to best customers and spreading fixed costs over larger tracts. • Target opportunities for profitable land sales. 13

# DISCIPLINED ACQUISITION PROCESS

CatchMark employs a disciplined five-step process in analyzing and assessing potential new investments to help ensure prudent decision making and successful long-term outcomes.

## 1. MILL/ MARKET STUDY

- Growth/drain ratios
- Mill consumption and end-use products
- Cost curves of mills

## 2. FIELD TRIP

- Detailed inventory measurement, verification
- Soil analysis and productivity
- Property management cost analysis
- Capital Improvements
- Mill visits

## 3. MODELING/ ANALYSIS

- Harvest modeling and DCF analysis with management cost and CAPEX assumptions:
  - Tons / Acre
  - Allocation of Softwood Acres
  - Harvest Productivity
  - Unleveraged CAD Yield
  - Unleveraged IRR
  - Leveraged IRR

## 4. COMPS SALES ANALYSIS

- Analysis of market trends, capital flows and valuations.

## 5. FORMALIZED APPROVAL

- Rigorous review by and necessary approval from Investment Committee and Board of Directors.

14

# EXPANDED AND IMPROVED U.S. SOUTH TIMBERLAND ASSETS

CatchMark

Since its 2013 IPO, CatchMark has significantly expanded and improved timberland asset quality and enhanced productivity through acquisitions and sales that increase overall merchantable tons per acre and sawtimber mix.

- Acquired 266,900 of fee acres (a 115% increase[1] for $638.3 million.
- Increased merchantable inventory by 11.8 million tons[2].
- Acquired higher quality assets:
  - Average 44 tons per acre merchantable inventory
  - 75% pine plantation by acreage
  - 54% sawtimber by tons (more valuable product due to higher pricing than pulpwood)
- Improved average site index for inventory from 68 to 75.
  - Higher site index generates greater harvest yields

Higher Quality Timberland Assets[3]



Ton/Acre³
Sawtimber %
Merchantable Timber (tons/acre)
Sawtimber %
45
40
35
30
55%
50%
45%
40%
35%
2014
2015
2016
2017
2018
2019
2020

% Pine Plantation Acres - Site Index Distribution



1/1/2014, Avg SI=68
1/1/2020, Avg SI=75
30%
25%
20%
15%
10%
5%
0%
<50
50-54
55-59
60-64
65-69
70-74
75-79
80-84
85-89
90+

As of 12/31/2019.

Note: Does not include timberlands in Pacific Northwest or held by Dawsonville Bluffs and Triple T, in which CTT owns interests.

1. Compared to fee timberland acres as of 12/31/2013.
2. As of the respective acquisition date.
3. As of 1/1 of each year and includes biological growth.

15

BALANCED HARVEST MIX DRIVES CASH FLOW CatchMark is steadily increasing the share of sawtimber in its harvest mix, improving overall asset quality and enhancing prospects for future revenue growth. 2011 - 2013 2014 - 2019 2020 - 2024 Sawtimber 30% Sawtimber 39% Sawtimber 46% Pulpwood Pulpwood 54% Pulpwood 61% 70% 6%  12%  Increase in cash flow with Increase in cash flow with 60% pulpwood/40% sawtimber mix1 50% pulpwood/50% sawtimber mix1 1. When compared to a 70% pulpwood/30% sawtimber mix. Based on current pricing and based on weighted averages. Sawtimber includes chip-n-saw and sawtimber. 16 2. Does not include Pacific Northwest timberlands.

SUPERIOR HARVEST PRODUCTIVITY IN U.S. SOUTH CatchMark delivers the highest productivity per acre among its peers and diversified age classifications among its peers, while steadily improving its per acre stocking through prime acquisitions and sustainable forest management. Harvest Tons / Acre Harvest Productivity Stocking Tons / Acre Stocking 5.5 Due to voluntary 60 harvest deferrals WY 5.0 CTT 55 4.5 50 WY PCH 4.0 45 CTT 3.5 PCH 40 RYN RYN 3.0 35 2.5 30 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Acres1 Forest Age Class Profile (Pine) As of 12/31/2019 80,000 Natural Pine and Hardwood Acre2 Pine Plantation Acre 3 60,000 40,000 20,000 0 0-2 3-5 6-8 9-11 12-14 15-17 18-20 21-23 24+ As of 12/31 or for the year ended on 12/31 of each year. Source: Company 10-K filings. Southern timberland only. CatchMark, Weyerhaeuser, and Rayonier use the same definition of merchantable age on Southern timber. Weyerhaeuser’s productivity is calculated using fee harvest volume over fee acres (total harvest volume on all acres not publicly disclosed). 1. Acres presented in the graph includes fee timberland only, excludes 11,300 acres of non-forest land.. 2. Natural Pine and Hardwood represents acres that have been seeded by standing older pine trees near the site through the natural process of seeds dropping from the cones of the older trees. Natural pine sites generally include some mix of natural occurring hardwood trees as well. 17 3. Pine Plantation represents acres planted or to be planted with pine seedlings to maximize the growth potential and inventory carrying capacity of the soils. Planted pine acre inventory is devoted to pine species only.

U.S. SOUTH: MARKET OUTPERFORMANCE CTT Market Premium Over Non-CTT Markets 1 1 60% Pine Sawtimber Pine Pulpwood 60% 50% Avg Difference = $3.42 Avg Difference = $2.53 Current Difference = $2.24 50% Current Difference = $2.21 40% 40% 30% 30% 20% 20% 10% 10% 0% 2014 2015 2016 2017 2018 2019 2020 0% 2014 2015 2016 2017 2018 2019 2020 Attribute CatchMark - U.S. South U.S. South Average2 Advantage Stocking Level – Pine 27 Tons / Acre3 21 Tons / Acre4 29% Site Index5 75 ft. 64 ft.4 17% Pine Pulpwood Pricing $14 / ton6 $9 / ton7 56% Pine Chip-n-Saw Pricing $22 / ton6 $17 / ton7 29% Pine Sawtimber Pricing $25 / ton6 $24 / ton7 4% Pine Plantation Average Age 14 years old 12 years old8 17% As of 12/31/2019 unless noted otherwise. 1. Price represents simple average prices as reported by TimberMart-South through 3/31/2020. 2. Privately-owned timberlands; excludes public lands with forests. 3. Merchantable pine inventory divided by total acreage regardless of cover type. 4. Source: Forisk Consulting LLC 5. Site index is the height, in feet, of a softwood tree at age 25. 6. Reflects CatchMark pricing for 2019. 7. Represent South-wide annual stumpage prices as published in U.S. South Annual Review: 2019 by TimberMart-South. 18 8. Based on CTT estimate.

# DIVERSIFICATION INTO PACIFIC NORTHWEST

CatchMark

CatchMark's 2018 acquisition of 18,100 acres of prime Oregon timberlands diversifies operations into a highly desirable wood basket with tight supply-demand dynamics and improves sawtimber mix.

- **Prime Stocking:** Merchantable stocking of 38 tons/acre, with a five-year average harvest of 79,000 tons per year and superior site index (higher productivity).
- **Primarily Sawtimber:** More than 90% of the expected five-year average harvest volume from sawtimber, high demand, high-price Douglas fir.
- **Access to Key Export Markets:** Exposure to Chinese, Japanese and Korean export markets, which buy approximately 10% of all log harvests.

| Attribute | CatchMark - Pacific Northwest | U.S. West Average[2] | Advantage |
|---|---|---|---|
| **Sawtimber Volume Represented by Douglas fir** | 74% | 50%[3] | 48% |
| **Site Index[1]** | 118 ft. | 103 ft.[4] | 15% |
| **Productive Acres** | 90% | 88%[5] | 2% |
| **Douglas-fir Regional Pricing** | $673 / MBF[6] | $653 / MBF[7] | 3% |

Note: As of 12/31/2019.

1. Site index in the Pacific Northwest is the height, in feet, of a tree at age 50.
2. Privately-owned timberlands; excludes public lands with forests.
3. Source: U.S. Forest Services, Forest Inventory & Analysis, 2016, for the coastal regions of Washington and Oregon.
4. Source: Forisk Consulting LLC
5. Management estimate based on the weighted-average of comparable properties in the region
6. RISI Log Lines Region 3 Delivered Pricing.
7. RISI Log Lines Region 1-3 Delivered Pricing Average.

19

HIGH-DEMAND MILL MARKETS 20

# HIGH-DEMAND MILL MARKETS

CatchMark strategically invests in prime timberlands located in leading mill markets to facilitate strong relationships with customers and secure reliable outlets for harvests.

- Focus on U.S. South, the largest active wood basin in the world, and Pacific Northwest, second most active U.S market.
- Mills cluster near prime timberlands where CatchMark invests by design.
- Significant presence of leading lumber producers provides access to creditworthy counterparties.
- Ongoing mill expansions and greenfield projects promise to ramp up demand further, reduce supply and increase prices over time.
- Access to forester pools ensures competitive labor costs.
- Proximity to transport routes and mills creates cost efficiencies from shorter haul distances.

**In the U.S. South, 95% of CatchMark's total timberlands are located in the top five markets markets.**

| Market Rank | Market | Total CTT Acres (Wholly-owned and JV interest) | % of CTT Wholly-Owned and JV Interest | CTT Wholly-Owned Acres[1] | % of CTT Wholly-Owned |
|---|---|---|---|---|---|
| 1 | Florida 2 | 2,000 | 0% | 2,000 | 1% |
| 2 | North Carolina 2 | 100 | 0% | 100 | 0% |
| 3 | Georgia 2 | 271,500 | 18% | 271,500 | 65% |
| 4 | Texas 2 | 1,092,000 | 72% | - | 0% |
| 5 | South Carolina 2 | 71,700 | 5% | 71,700 | 17% |
| **TOTAL** | | **1,437,300** | **95%** | **345,300** | **83%** |

1. By acreage as of 12/31/2019.

Source: TimberMart-South. Represents state and submarket number as reported by TimberMart-South. Ranking calculated using 60% of each market's pine pulpwood pricing and 40% of each market's pine sawtimber pricing.

21

HIGH-DEMAND MILL MARKETS WITH STRONG FUNDAMENTALS CatchMark targets investments in markets with favorable current and long-term supply/demand fundamentals. 22 Source: Forisk Consulting LLC, February 2020

NEW U.S. SOUTH MILL INVESTMENT Recent significant mill investment has concentrated in regions with significant supply overhang as well as near better labor markets and/or end-user markets; and should lead to greater, near-term price appreciation for proximate CatchMark holdings. Capital Investments in Wood-Using Assets $ Millions South North West 12,000 10,000 8,000 6,000 4,000 2,000 0 2016 2017 2018 2019 2020 Capital Investments (2016 – 2019) South: $16.2 Billion North: $3.2 Billion West: $3.9 Billion 23 Source: Forisk Consulting LLC, February 2020

U.S. SOUTH DEMAND INCREASES THROUGH 2021 U.S. South pine demand metrics continue to increase through 2021. 24 Source: Forisk Consulting LLC, February 2019

SUPERIOR MANAGEMENT 25

SUPERIOR MANAGEMENT CatchMark manages its holdings to maximize stable and growing cash flow through all phases of the business cycle. INDUSTRY OUTPERFORMANCE U.S. South Harvest EBITDA1 Per Acre (2014-2019) • Actively manage timberlands to realize maximum $80 organic growth and harvest profitability through $75 sustainable practices CTT $70 RYN • Utilize best-in-class foresters to manage holdings $65 • Proactively manage customers and prospective $60 WY end users $55 PCH NCREIF • Maximize revenues by strategically utilizing: $50 • Supply agreements $45 $40 • Delivered wood sales 2014 2015 2016 2017 2018 2019 • Harvest mix STRONG AND DIVERSE CUSTOMER BASE2 • Identify, prioritize and market HBU property sale • Divest non-core timberlands 25% • Generate non-timber revenue from: Customer 1 38% Customer 2 • Hunting/recreational leases Customer 3 Customer 4 • Asset management and performance-based incentive fees Customer 5 Customer 6 13% Other customers 1. See definition of Adjusted EBITDA, a non-GAAP measure, reconciliation of net income (loss) to Adjusted EBITDA and Adjusted EBITDA by 4% 4% Segment in Appendix. Includes U.S. South and Pacific Northwest for all peers. NCREIF data includes all segments of EBITDA. 5% 11% 26 2. Calculated based on 2019 total harvest volumes.

DELIVERED WOOD SALES ADVANTAGES CatchMark’s emphasis on delivered wood sales to creditworthy counterparties—71% of total timber sales volume—keeps better control of supply chain, producing more stable cash flows with greater visibility. Delivered Wood Sales Volume 100% • Instead of leasing access to third parties to harvest timber (stumpage), delivered wood sales 80% allow CatchMark to direct the harvesting/delivering of wood to end-users. 60% • CatchMark works in concert with loggers to 40% secure more profitable outcomes. 20% • By focusing activity in top-tier mill markets and 0% using delivered sales, CatchMark establishes 2014 2015 2016 2017 2018 2019 direct relationships with leading end-users and Delivered % of total volume Stumpage % of total volume becomes a preferred supplier. Delivered Wood Sales of Pure-Play Timberland REITs Delivered Wood Sales as % of Total Volume 2014 2015 2016 2017 2018 2019 CatchMark 70% 60% 64% 74% 80% 71% RYN 39% 39% 39% 34% 40% 33% 27

INDUSTRY LEADING CUSTOMERS/END USERS Strong relationships and supply agreements with leading lumber producers and paper/packaging manufacturers help secure dependable outlets and pricing for CatchMark’s harvests. Relationships with the following companies account for 68% of CatchMark’s annual timber sales revenue1: Canfor #6 lumber producer in the U.S. with 13 mills and nearly 1,985 MMBF of production capacity Georgia-Pacific #4 U.S. lumber producer with nearly 2,550 MMBF of production capacity across 31 mills Interfor U.S. Top 5 U.S. lumber producer with nearly 2,000 MMBF of production capacity across 13 mills International Paper World’s largest pulp and paper company ‒ $22.4B in revenues and 51,000 employees (2019) Norbord #1 producer of Oriented Strand Board in North America Resolute Forest Products Top-tier forest products company ‒ 41 facilities in U.S. and Canada West Fraser #2 lumber producer in U.S. with 21 mills and 3,250 MMBF (2019) #2 packaging company in the world based on revenues of $14.8B in 2018, 50,000 employees in WestRock 30 countries. 28 1. For the year ended December 31, 2019.

# LAND SALE STRATEGY SUPPLEMENTS PORTFOLIO RETURNS

CatchMark

CatchMark undertakes selective land sales to take advantage of buyer demand for higher-and-better use (HBU) opportunities, divesting assets with stocking below portfolio averages and augmenting overall portfolio returns.

## Disposition Strategy

- Focus on non-core operating assets:
  - Heavy to hardwood mix
  - Poor productivity
- Target HBU buyers looking at development, conservation, recreational uses at prices above traditional timberland values
- Use timber reservations to enhance returns on sales
- Lower execution risk by targeting 1% - 2% of fee acreage annually



Land Sale Revenue and % Fee Acres
Thousands
Land Sales $
% Fee Acres
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
2.4%
2.2%
2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
2014
2015
2016
2017
2018
2019

### Land Sales Data

| | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|---|
| Price per acre[1] | $2,382 | $1,849 | $1,718 | $1,924 | $2,064 | $1,920 |
| Margin[1] | 48% | 18% | 17% | 29% | 23% | 14% |
| Stocking (tons/acre)[2] | 46 | 33 | 20 | 27 | 26 | 37 |
| Premium (Discount) of Stocking to CTT Portfolio Average | 21% | (18%) | (51%) | (36%) | (38%) | (14%) |
| Pine Stocking (tons/acre)[2] | 24 | 21 | 8 | 14 | 19 | 12 |
| Premium (Discount) of Pine Stocking to CTT Portfolio Average | (2%) | (19%) | (70%) | (48%) | (31%) | (56%) |

1. Excludes value of timber reservations.
2. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable.

29

# LONG-TERM SUPPLY AGREEMENTS

CatchMark

CatchMark employs long-term supply agreements with creditworthy mill operators, establishing stable baseload demand and corresponding cash-flow visibility, lowering risk in down markets.

- Initial agreement terms range between 10 and 25 years.
- Quarterly pricing adjustments capture market pricing
- Represents **26%** of total harvest volume in 2019
  - Effectively all volume is pulpwood
- 95% of CatchMark acres in regions covered by agreements are located close to mills (within a 75-mile radius).

**25%**
**of 2019 Total Harvest Volume from Key Counterparties**

| | International Paper (IP) | WestRock (WRK) |
|---|---|---|
| **Net Sales[1]** | $22.4B | $18.3B |
| **Credit Rating[2]** | Moody's: Baa2 S&P: BBB | Moody's: Baa2 S&P: BBB |
| **Mill Type** | Pulp/Paper | Consumer packaging, lumber |
| **Uses** | Healthcare, printing, writing, consumer products | Food, beverage, merchandising displays, building products |
| **Demand Outlook** | Stable | Stable |

1. As of 12/31/2019 Source: Company filings
2. As of 4/30/2020 Source: Moody's and S&P

30

CAPITAL STRATEGY 31

CAPITAL STRATEGY

CatchMark

**CatchMark seeks to maintain balance sheet flexibility for opportunistic investment and to manage through potential revenue volatility with an aim to lower overall leverage in the near-term.**

## Capital Sources

We seek capital from the most economical sources available to fund investments and operations:

- Recycled proceeds from portfolio sales into higher-yielding timberlands fitting strategic objectives
- Public sale of stock or other securities
- Partnerships to access private equity
- Competitive and flexible debt, anticipating rate changes in targeting the mix of fixed and floating borrowing

## Credit Metrics

| | |
|---|---|
| Fixed charge coverage ratio[1] | 3.5x |
| Net Debt[2]/Adjusted EBITDA[3,4] | 7.2x |
| Net Debt[2]/Enterprise value[5] | 55% |
| Weighted average cost of debt[6] | 2.77% |
| Interest rate mix [7] | Fixed: 63% / Floating: 37% |



Net Debt-to-Adjusted EBITDA
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Q4 2015
Q2 2016
Q4 2016
Q2 2017
Q4 2017
Q2 2018
Q4 2018
Q2 2019
Q4 2019
$129M of Direct Acquisitions
$200M Triple T Investment
Capital Recycling of $105M paired with $90M of Direct Acquisitions and $3M of Share Repurchases
7.9x
7.2x
Public Equity Raises of $129M paired with $72M of Direct Acquisitions
Capital Recycling of $25.4M and full year of asset management fees from Triple T.
Capital Recycling of $20.9M.

1. Calculated using trailing twelve-month Adjusted EBITDA divided by trailing twelve-month cash paid for interest as of 3/31/2020
2. Net debt equals outstanding borrowings net of cash on hand as of 3/31/2020.
3. Trailing twelve-month Adjusted EBITDA as of 3/31/2020.
4. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA.
5. Enterprise value is based on equity market capitalization plus net debt as of 3/31/2020.
6. After consideration of effects of interest rate swaps and patronage refund, as of 3/31/2020.
7. As of 3/31/2020. Inclusive of applicable spread and patronage dividend.

32

# CAPITAL RECYCLING

CatchMark

CatchMark recycles and optimizes capital by selling non-core assets, managing leverage, and reinvesting in its core portfolio.


SELL NON-CORE ASSETS
MANAGE LEVERAGE
INVEST IN CORE PORTFOLIO

## CASE STUDY

**Bandon Acquisition**

- Acquired 18,100 acres of prime Oregon timberlands for $89.7 million, using credit facility.

**Southwest Disposition**

- Following Triple T transaction, sold 56,100 acres of timberlands in Texas and Louisiana for $79.3 million[1] and paid down debt from Bandon acquisition.

**RESULT**

- Paid down leverage associated with significant core portfolio investment.
- Enhanced portfolio diversity with the company's entry into the Pacific Northwest, improved overall sawtimber mix.
- Upgraded Southwest holdings, selling non-core acres.
- Supported the company's capital structure on a leverage-neutral basis.

1. Does not include the value of approximately 202,000 tons of timber reservation.

33

# SOLID CAPITAL POSITION

A sound credit profile and access to multiple forms of capital provide a clear path for funding future CatchMark growth opportunities.

## Liquidity



Millions
Acquisition facility
LOC
Cash
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$10.4M
$35M
$120.9M 3
$166.3M

| CAD[1] Payout Ratio | 2014-2019 Average |
|---|---|
| CTT | 76% |
| RYN | 114% |
| WY | 145% |
| PCH | 81%[2] |

Source: Company filings.

## Credit Facilities and Maturity Schedule

**Total Credit Facilities of $593.6 Million [3]**
**Weighted-Average Life of Outstanding Debt is 5.8 Years**



Millions
Debt Available
Outstanding
$250
$200
$150
$100
$50
$0
No debt maturities until late 2024. Well-laddered maturity schedule: No more than 24%3 of total capacity due in any one year.
$150M3 Acquisition Facility
$100M Term Loan
$140M Term Loan
$100M Term Loan
$68.6M Term Loan
$120.9M3
$35M LOC
$29.1M
$0
$0
$0
2020
2021
2022
2023
2024
2025
2026
2027

As of 3/31/2020 unless otherwise noted.

1. See definition of Cash Available for Distributions (CAD), a non-GAAP measure, in Appendix. See Appendix for our reconciliation of cash provided by operating activities to CAD.
2. Excludes special dividend made related to the Potlatch Deltic merger to satisfy distribution requirements under the REIT rules.
3. Reflects a reduction of the Acquisition Facility from $200 million to $150 million effected as of May 1, 2020 through an amendment to our credit agreement.

34

CAPITAL ALLOCATIONS CatchMark prudently allocates capital to fund growth through investments, makes sustainable distributions to deliver current income to its investors, opportunistically repurchases shares at attractive prices, and funds reinvestment to sustain portfolio value. Allocation of Capital Investments Dividends Share Repurchases CAPEX $ Millions $330 1% 1% 8% $300 $270 $240 6% $210 $180 2% 2% $150 12% 90% $120 94% 3% 6% $90 6% 19% 1.5% 83% 23.5% $60 72% $30 69% 9% 12% 73% 73% 24% 18% $0 6% 58% 2014 2015 2016 2017 2018 2019 Q1 2020 35

# ACCESS TO INSTITUTIONAL CAPITAL

CatchMark gains scale and diversification by partnering with major institutions aligned with company investment objectives.

## Triple T

- $1.39 billion acquisition of 1.1 million acres of high-quality industrial East Texas timberlands in July 2018
- CatchMark tripled its acreage under management by investing $200 million in this transaction.
- Partners: Consortium of institutional investors

## Dawsonville Bluffs

- $20 million acquisition of 11,000 acres of prime timberlands in North Georgia
- 50/50 joint venture fund, formed April 2017
- Partner: Missouri Department of Transportation & Patrol Retirement System (MPERS)



36

TRIPLE T TIMBERLANDS 37

TRIPLE T INVESTMENT: DURABLE GROWTH, FEE REVENUE, UPSIDE CatchMark’s $200 million investment in the $1.39 billion Triple T joint venture provides substantial upside potential from an improving inventory profile, opportunities to unlock future value through sophisticated harvest management, and significant ongoing asset management fee income as well as the potential for incentive-based promotes. • Immediately CAD Accretive: The JV secures ongoing asset management fee income and potential for attractive incentive-based promotes. • Rapidly Improving Inventory Profile: Results in enhanced future harvests and provides the opportunity to restructure operations to optimize cash flow and value. • Since acquisition, merchantable inventory has improved from 38.7 million tons (51% sawtimber) to 44.1 million tons1 (54% sawtimber). • As the average age of pine plantation acres increases, the large component of highly productive middle-aged stands grow closer to maturity. Long-term stocking profile is expected to be accretive to CatchMark’s existing portfolio. • Potential to Recapitalize: CatchMark can potentially recapitalize the asset in the future, retaining long-term ownership control. • High-Quality Portfolio: Triple T fits CatchMark’s profile for high-quality timberland assets with excellent stocking that can provide durable growth for shareholders. • Unlocking Future Value: CatchMark has identified opportunities to unlock future value, including optimizing inventory and delivery on existing long-term supply agreements. • Expanded Investment Management Business: CatchMark has expanded its investment management business, supplementing harvest revenues with additional fee income to support its dividend and growth strategy. 1. As of 12/31/2019. The Triple T Joint Venture considers inventory to be merchantable at age 12. Merchantable timber inventory includes growth and adjustments identified during the annual recruise of the 38 Triple T timberlands.

SUMMARY 39

# SUMMARY

CatchMark's diligently executed business strategy produces predictable, durable revenue growth and is designed to maximize cash flow throughout the business cycle.



PRIME QUALITY TIMBERLANDS
HIGH-DEMAND MILL MARKETS
SUPERIOR MANAGEMENT
PREDICATABLE CASH FLOW GROWTH

| DISCIPLINED ACQUISITIONS OF PRIME TIMBERLANDS | HIGH-DEMAND MILL MARKETS | SUPERIOR MANAGEMENT |
|---|---|---|
| PRODUCES DURABLE REVENUE GROWTH | PROVIDES RELIABLE OUTLET FOR AVAILABLE MERCHANTABLE INVENTORY | MAXIMIZES CASH FLOWS THROUGHOUT THE BUSINESS CYCLE |

**DRIVES STABLE AND PREDICTABLE CASH FLOW**

40

CATCHMARK AND COVID-19 NOT VULNERABLE TO MANUFACTURING We are not a manufacturer, not directly subject to operations/lumber price decline shocks. DEFERRED, NOT LOST REVENUE While some revenues have been deferred, particularly sawtimber, they have not been lost. Our trees are still growing in the forest and the raw materials we provide make us an essential business. PULPWOOD DEMAND STEADY Our delivered wood sales model and fiber supply agreements help meet pulpwood harvest volume targets which are up to 60 percent of our harvest mix. Stepped up planned thinning activity to meet demand. SAWTIMBER SLOWLY RECOVERING After a significant decline in sawtimber demand early in April, mill customers in CatchMark’s markets have begun to recover, filling new orders based on supply chain demand. Rebound in housing markets and commercial construction key to recovery. TIMBERLAND SALES CONTINUE $1.0 million of sales closed to date during the second quarter. Additional transactions expected during the quarter; pipeline remains active for the remainder of the year. TRIPLE T ON PLAN The joint venture meets operating targets and provides significant and reliable asset management fees. LIQUIDITY SOUND Recent deleveraging and just amended credit agreement loosened debt covenants and increased working capital cushion by 250%. We have no near-term exposure to refinancing or maturity risk. DECLARED SECOND QUARTER DIVIDEND Assuming the economy shows a moderate recovery track, CatchMark can meet its goal of delivering an attractive dividend fully covered by cash flow from operations and, if needed, cash on hand. 41

# HIGHLY EXPERIENCED MANAGEMENT TEAM

CatchMark

CatchMark's seasoned leadership provides significant industry experience and capability to help realize company objectives and growth plan.

## Brian M. Davis, Chief Executive Officer and President



- More than 25 years of experience in business and financial services, and has held key roles in finance, treasury, and strategy.
- Senior Vice President and Chief Financial Officer of Wells Timberland
- Various finance roles with SunTrust Bank and CoBank, delivering capital market solutions – advisory, capital raising, and financial risk management to public and private companies.

## Todd Reitz, Chief Resources Officer



- More than 20 years in the timber industry
- Atlantic South Regional Marketing Manager for Weyerhaeuser with operational oversite for all log and pulpwood production from East Alabama to Virginia
- Previous roles with Weyerhaeuser, Plum Creek and Stone Container Corporation – extensive marketing, harvesting, silviculture and business development experience across the U.S. South from East Texas to Virginia.

## Ursula Godoy-Arbelaez, Chief Financial Officer



- Over 15 years of experience in treasury, finance, risk management and accounting with a focus on the timber and real estate industry.
- Previously company's Vice President and Treasurer, focusing on strategic planning, establishing and implementing company goals and objectives.
- Past senior financial and accounting roles at the company's predecessors, Wells Timberland Management Organization (Wells TIMO) and Wells Real Estate Funds, as well as Deloitte & Touche, LLP.

## Lesley H. Solomon, General Counsel and Corporate Secretary



- Over 20 years experience in REIT industry
- Former partner with Alston & Bird
- Experience representing public and private companies and investment banks in equity and debt financings and mergers and acquisitions with a focus on real estate investment trusts and financial institutions.
- Specialist in public company compliance with SEC regulations, stock exchange policies, Dodd-Frank and Sarbanes-Oxley requirements.

| | |
|---|---|
| **John D. Capriotti**<br>Vice President – Acquisitions | **Donald L. Warden**<br>Vice President – Real Estate and Alternative Income |
| **Glen F. Smith**<br>Chief Accounting Officer, Vice President and Assistant Secretary | **John Rasor**<br>President – Triple T Timberlands |

42

APPENDIX 43

DEFINITIONS OF NON-GAAP MEASURES Adjusted EBITDA: Earnings before Interest, Taxes, Depletion, and Amortization (“EBITDA”) is a non-GAAP measure of operating performance. EBITDA is defined by the SEC however, we have excluded certain other expenses which we believe are not indicative of the ongoing operating results of our timberland portfolio, and we refer to this measure as Adjusted EBITDA. As such, our Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies and should not be considered in isolation or as an alternative to, or substitute for net income, cash from operations, or other financial statement data presented in our consolidated financial statements as indicators of our operating performance. Due to the significant amount of timber assets subject to depletion, significant income (losses) from unconsolidated joint ventures based on HLBV, and the significant amount of financing subject to interest and amortization expense, management considers Adjusted EBITDA to be an important measure of our financial performance. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of the limitations are: ‒ Adjusted EBITDA does not reflect our capital expenditures, or our future requirements for capital expenditures; ‒ Adjusted EBITDA does not reflect changes in, or our interest expense or the cash requirements necessary to service interest or principal payments on, our debt; and ‒ Although depletion is a non-cash charge, we will incur expenses to replace the timber being depleted in the future, and Adjusted EBITDA does not reflect all cash requirements for such expenses. ‒ Although HLBV income and losses are primarily hypothetical and non-cash in nature, Adjusted EBITDA does not reflect cash income or losses from unconsolidated joint ventures for which we use the HLBV method of accounting to determine our equity in earnings. ‒ Adjusted EBITDA does not reflect the cash requirements necessary to fund post-employment benefits or transaction costs related to acquisitions, investments, joint ventures or new business initiatives, which may be substantial. Due to these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. Our credit agreement contains a minimum debt service coverage ratio based, in part, on Adjusted EBITDA since this measure is representative of adjusted income available for interest payments. Cash Available for Distribution (CAD): Cash provided by operating activities adjusted for capital expenditures (excluding timberland acquisitions), working capital changes, cash distributions from unconsolidated joint ventures and certain cash expenditures that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities. 44

# 2020 OUTLOOK

CatchMark

| COMPANY GUIDANCE | Updated 2020 Guidance | Original 2020 Guidance | Actual 2019 | Updated 2020 Guidance vs. Actual 2019 | |
|---|---|---|---|---|---|
| | | | | Change | Change % |
| Harvest Volume ('000 tons) | **2,200 - 2,400** | 2,300 - 2,500 | 2,243 | (43) - 157 | (2)% - 7% |
| Sawtimber mix - U.S. South | **40%** | 40% | 40% | - | - |
| Sawtimber mix - Pacific Northwest | **95%** | 95% | 88% | 7% | 8% |
| Land Sales ('000) | **$13,000 - $15,000** | $15,000 - $17,000 | $17,572 | $(4,572) - $(2,572) | (26)% - (15)% |
| Asset Management Fees ('000) | **$11,000 - $12,000** | $11,000 - $12,000 | $11,948 | $(948) - $52 | (8)% - 0% |
| Net Loss ('000)[4] | **$(10,200) - ($12,200)** | $(8,500) - $(14,500) | $(93,321) | $81,121 - $83,121 | 87% - 89% |
| Adjusted EBITDA ('000)[1] | **$43,000 - $50,000** | $48,000 - $56,000 | $56,906 | $(13,906) - $(6,906) | (24)% - (12)% |
| Income from Unconsolidated Dawsonville Bluffs joint venture ('000)[2] | **$0 - $100** | $0 - $100 | $978 | $(978) - $(878) | (100)% - (90)% |
| Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture ('000)[3] | **$0 - $500** | $0 - $500 | $4,801 | $(4,801) - $(4,301) | (100)% - (90)% |

All numbers shown in thousands except for % change.

1. Adjusted EBITDA is a non-GAAP measure. See Appendix for our reconciliation to net income (loss).
2. Income from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share and is included in CatchMark's GAAP net loss presented above.
3. Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share, is included in CatchMark's Adjusted EBITDA presented above and is a non-GAAP measure calculated by adding back projected basis of mitigation bank credits sold to CatchMark's income from unconsolidated Dawsonville Bluffs joint venture presented above.
4. Includes HLBV losses from the Triple T Joint Venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date.

45

# RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

CatchMark

| (in thousands unless otherwise noted) | 2015 | 2016 | 2017 | 2018 | 2019 | TTM as of 3/31/2020 | Updated 2020 Guidance | Original 2020 Guidance |
|---|---|---|---|---|---|---|---|---|
| Net Income (loss) | $(8,387) | $(11,070) | $(13,510) | $(122,007) | $(93,321) | **$(67,175)** | **$(10,200) - $(12,200)** | $(8,500) - $(14,500) |
| Add: | | | | | | | | |
| Depletion | 27,091 | 28,897 | 29,035 | 25,912 | 28,064 | **29,737** | **26,000 - 29,000** | 30,000 - 33,000 |
| Interest expense[1] | 2,924 | 5,753 | 10,093 | 13,643 | 17,058 | **15,936** | **15,000** | 16,000 |
| Amortization[1] | 765 | 1,093 | 1,270 | 2,821 | 1,786 | **2,086** | **–** | – |
| Income Tax Benefit | – | – | – | – | (1,127) | **(1,127)** | **–** | – |
| Depletion, amortization, and basis of timberland and mitigation tax credits sold included in loss from unconsolidated Dawsonville Bluffs Joint Venture[2] | – | – | 865 | 4,195 | 3,823 | **3,428** | **–** | – |
| Basis of timberland sold, lease terminations and other[3] | 8,886 | 10,089 | 10,112 | 13,053 | 14,964 | **16,433** | **9,000 - 11,000** | 11,000 |
| Stock-based compensation expense | 889 | 1,724 | 2,786 | 2,689 | 2,790 | **4,003** | **4,000** | 3,000 |
| (Gain) loss from large dispositions[4] | – | – | – | 390 | (7,961) | **(9,240)** | **(1,300)** | (500) - (1,500) |
| HLBV (income) loss from unconsolidated joint venture[5] | – | – | – | 109,550 | 90,450 | **62,962** | **–** | – |
| Post-employment benefits | – | – | – | – | – | **2,286** | **2,286** | 3,000 |
| Other[6] | 111 | 322 | 1,319 | (460) | 380 | **304** | **214** | – |
| Adjusted EBITDA | $32,279 | $36,808 | $41,970 | $49,786 | $56,906 | **$59,633** | **$43,000 - $50,000** | $48,000 - $56,000 |
| | | | | | | | | |
| Debt | $185,002 | $325,656 | $337,619 | $478,619 | $458,555 | **$437,705** | | |
| Cash | 8,025 | 9,108 | 7,805 | 5,614 | 11,487 | **10,412** | | |
| Net Debt | $176,977 | $316,548 | $329,814 | $473,005 | $447,068 | **$427,293** | | |
| **Net Debt to Adjusted EBITDA** | **5.5x** | **8.6x** | **7.9x** | **9.5x** | 7.9x | **7.2x** | | |

1. For the purpose of the above reconciliation, amortization includes amortization of deferred financing costs, amortization of operating lease assets and liabilities, amortization of intangible lease assets, and amortization of mainline road costs, which are included in either interest expense, land rent expense, or other operating expenses in the consolidated statements of operations.
2. Reflects our share of depletion, amortization, and basis of timberland and mitigation credits sold of the unconsolidated Dawsonville Bluffs joint venture.
3. Includes non-cash basis of timber and timberland assets written-off related to timberland sold, terminations of timberland leases and casualty losses.
4. Large dispositions are sales of blocks of timberland properties in one or several transactions with the objective to generate proceeds to fund capital allocation priorities. Large dispositions may or may not have a higher or better use than timber production or result in a price premium above the land's timber production value. Such dispositions are infrequent in nature, are not part of core operations, and would cause material variances in comparative results if not reported separately.
5. Reflects HLBV (income) losses from the Triple T joint venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date.
6. Includes certain cash expenses paid, or reimbursement received, that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including post-employment benefits and costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business initiatives.

46

# ADJUSTED EBITDA BY SEGMENT

CatchMark

| (in thousands) | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| Timber sales | $52,837 | $65,035 | $71,353 | $69,455 | $72,557 |
| Other revenue | 4,440 | 4,305 | 5,066 | 5,279 | 4,632 |
| (-) Contract logging and hauling costs | (19,911) | (25,918) | (31,108) | (31,469) | (31,129) |
| (-) Forestry management expenses | (4,495) | (6,092) | (6,758) | (6,283) | (6,691) |
| (-) Land rent expense | (736) | (625) | (621) | (660) | (524) |
| (-) Other operating expenses | (4,295) | (5,017) | (5,264) | (6,303) | (6,460) |
| (+) Other[1] | 268 | 784 | 1,187 | 1,172 | 1,285 |
| **Harvest EBITDA** | **$28,108** | **$32,472** | **$33,855** | **$31,191** | **$33,670** |
| | | | | | |
| Timberland sales | $11,845 | $12,515 | $14,768 | $17,520 | $17,572 |
| (-) Cost of timberland sales | (9,747) | (10,405) | (10,423) | (13,512) | (15,067) |
| (+) Basis of timberland sold | 8,886 | 9,728 | 9,890 | 12,380 | 14,054 |
| **Real Estate EBITDA** | **$10,984** | **$11,838** | **$14,235** | **$16,388** | **$16,559** |
| | | | | | |
| Asset Management Fees | - | - | $108 | $5,603 | $11,948 |
| Unconsolidated Joint Venture EBITDA | - | - | 2,003 | 6,828 | 4,801 |
| **Investment Management EBITDA** | - | - | **$2,111** | **$12,431** | $16,749 |
| | | | | | |
| **Total Operating EBITDA** | **$39,092** | **$44,310** | **$50,201** | **$60,010** | **$66,978** |
| | | | | | |
| (-) General and administrative expense | $(7,667) | $(9,309) | $(11,660) | $(12,425) | $(13,300) |
| (+) Stock-based compensation | 718 | 1,411 | 1,956 | 2,356 | 2,527 |
| (+) Interest Income | 6 | 44 | 113 | 262 | 204 |
| (+) Other[1] | 130 | 352 | 1,360 | (417) | 497 |
| **Corporate EBITDA** | **$ (6,811)** | **$(7,502)** | **$(8,231)** | **$(10,224)** | **$(10,072)** |
| | | | | | |
| **Adjusted EBITDA** | **$32,279** | **$36,808** | **$41,970** | **$49,786** | **$56,906** |

1. Other includes (a) non-cash items: amortization, depreciation, stock-based compensation, casualty loss, and other timber asset basis removed; and (b) certain cash expenses that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities.

47

CASH AVAILABLE FOR DISTRIBUTION (in thousands, except per share data) 2015 2016 2017 2018 2019 Cash Provided by Operating Activities $28,494 $30,849 $27,419 $29,796 $32,942 Capital expenditures (excluding timberland acquisitions) (2,668) (3,195) (5,617) (4,571) (4,178) Working capital change 750 (116) 1,136 3,751 2,817 Distributions from unconsolidated joint ventures - - - 4,744 3,830 Other 111 322 1,319 (460) 266 Cash Available for Distribution $26,687 $27,860 $24,257 $33,260 $35,677 Adjusted EBITDA $32,279 $36,808 $41,970 $49,786 $56,906 Interest paid (2,924) (5,753) (10,093) (13,643) (17,058) Capital expenditures (excluding timberland acquisitions) (2,668) (3,195) (5,617) (4,571) (4,178) Distributions from unconsolidated joint ventures - - - 8,516 4,808 Adjusted EBITDA from unconsolidated joint ventures - - (2,003) (6,828) (4,801) Other - - - - - Cash Available for Distribution $26,687 $27,860 $24,257 $33,260 $35,677 Dividends paid $19,590 $20,382 $21,349 $25,601 $26,269 Weighted-average shares outstanding, end of period 39,348 38,830 39,751 47,937 49,038 Dividends per Share $0.50 $0.53 $0.54 $0.54 $0.54 CAD Payout Ratio 73% 73% 88% 77% 74% 48

# CAD RECONCILIATION AND DIVIDEND PAYOUT RATIO CALCULATION

CatchMark

(Dollars in millions)

| RAYONIER (RYN) | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| **Dividends Paid** | **$124.9** | **$122.8** | **$127.1** | **$136.8** | **$141.1** |
| **Cash provided by operating activities, as reported** | **$177.2** | **$203.8** | **$256.3** | **$310.1** | **$214.3** |
| (-) Capital Expenditures (excluding timberland acquisitions) | (57.3) | (58.7) | (65.3) | (62.3) | (64) |
| (-) Working capital changes | (2.5) | (0.8) | (2.3) | (7.7) | (0.9) |
| (-) Other[2] | - | - | - | - | - |
| **CAD** | **$117.4** | **$144.3** | **$188.7** | **$240.1** | **$149.4** |
| **Payout Ratio** | **106%** | **85%** | **68%** | **57%** | **94%** |

| WEYERHAEUSER (WY) | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| **Dividends Paid** | **$619** | **$932** | **$941** | **$995** | **$1,013** |
| **Cash provided by operating activities, as reported** | **$1,064** | **$735** | **$1,201** | **$1,112** | **$966** |
| (-) Capital Expenditures (excluding timberland acquisitions) | (483) | (510) | (419) | (370) | (384) |
| +/(-) Working capital changes | 10 | (129) | (30) | 227 | (66) |
| (+) Incomes taxes paid for discontinued operations | - | 243 | - | - | - |
| **CAD** | **$591** | **$339** | **$752** | **$969** | **$516** |
| **Payout Ratio** | **105%** | **275%** | **125%** | **103%** | **196%** |

| POTLATCHDELTIC (PCH) | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| **Dividends Paid** | **$61.0** | **$60.8** | **$61.9** | **$102.3** | **$107.7** |
| **Cash provided by operating activities, as reported** | **$74.0** | **$102.1** | **$162.7** | **$178.9** | **$139.1** |
| (-) Capital Expenditures (excluding timberland acquisitions) | (32.7) | (19.3) | (28.1) | (47.3) | (56.8) |
| +/(-) Working capital changes | 15.0 | 19.0 | (18.7) | 6.8 | (1.7) |
| **CAD** | **$56.2** | **$101.8** | **$115.9** | **$138.4** | **$80.6** |
| **Payout Ratio** | **108%** | **60%** | **53%** | **74%** | **134%** |

1. Weyerhaeuser's 2014 and 2015 numbers were calculated from its Form 10-K filed in 2015.
2. For 2014, Other includes $21.4M adjustment for large dispositions and $102.4M adjustment for cash flows from discontinued operations, as reported in Rayonier's 2016 Form 10K.
3. Excludes special dividend made related to the Potlatch Deltic merger to satisfy distribution requirements under the REIT rules.

Sources: Company filings.

49

CONSISTENT DIVIDEND COVERAGE CatchMark generates highly-predictable and stable cash flows that comfortably cover its dividend. • 100% of CatchMark’s 2019 dividends were treated as return of capital, largely due to non-cash depletion expense deduction. • Payout target: 75%-85% of cash available for distribution. • Sustainable harvest volumes from acquisitions and/or lasting product price appreciation support dividend growth. 2014 – 2019 2019 TAX TREATMENT CTT RYN PCH WY CAD2 PAYOUT RATIO Average 1 Dividend Yield (before tax) 4.7% 3.3% 3.7% 4.5% CTT 76% % Return of Capital 100% 0% 2.3% 0% RYN 114% % Capital Gain 0% 100% 97.7% 100% WY 145% % Ordinary Income 0% 0% 0% 0% Dividend Yield (after tax)1 4.7% 2.6% 3.0% 3.6% PCH 81%3 1. Calculated based on respective closing price as of 12/31/2019. 2. Cash Available for Distributions (CAD) is a non-GAAP measure. See page 47 for our reconciliation of CAD to cash provided by operating activities. 3. Excludes special dividend made related to the Potlatch Deltic merger to satisfy distribution requirements under the REIT rules. 50 Sources: Company filings.